UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2005

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Ten Canal Park, Cambridge MA	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 949-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure

On March 15, 2005, we filed Amendment No. 1 on Form 10-K/A to our annual report for the fiscal year ended June 30, 2004, originally filed with the U.S. Securities and Exchange Commission on September 13, 2004, for the purpose of restating our consolidated balance sheets as of June 30, 2003 and 2004 and consolidated statements of operations, statements of stockholders’ equity and comprehensive income (loss), statements of cash flows and related disclosures for the years ended June 30, 2002, 2003 and 2004.

We are filing this current report on Form 8-K for the purpose of updating and revising our previously announced “non-GAAP” financial results for each quarter of our fiscal years ended June 30, 2003 and 2004 and for each of our fiscal years ended June 30, 2003 and 2004 to reflect the effects of the restatements.  For the purposes of comparability, these non-GAAP financial results have been presented in the same manner as they have been previously presented.  These non-GAAP financial results exclude certain non-operational, non-cash and other specified charges that our management generally does not consider in evaluating our ongoing operations.  We provide these results as a complement to results provided in accordance with accounting principles generally accepted in the United States, known as “GAAP”.  Our management believes these non-GAAP measures help indicate underlying trends in our business, and our management uses these measures to establish budgets and operational goals that are communicated internally and externally, to manage our business and to evaluate company performance.  A reconciliation of our non-GAAP to our GAAP financial results for these periods, as previously reported and as updated to reflect the effects of the restatements, is set forth below.

We have not updated or revised any non-GAAP financials results that we may have previously reported for any periods prior to the first quarter of our fiscal year ended June 30, 2003, and any such results should not be relied upon.

The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such a filing.

Reconciliation of net income (loss) applicable to common stockholders to pro forma (non-GAAP) net income (loss)

	AS REPORTED	AS RESTATED	AS REPORTED	AS RESTATED	AS REPORTED	AS RESTATED
	Q1-FY04	Q1-FY04	Q2-FY04	Q2-FY04	Q3-FY04	Q3-FY04

GAAP Net income (loss) applicable to common stockholders	$4,303	$7,477	$560	$1,235	$1,520	$3,236
Adjustments to net loss applicable to common stockholders:
Amortization of technology related intangible assets	1,832	1,832	1,842	1,842	1,806	1,806
Impairment of technology related intangible and computer software development assets	—	—	—	—	—	—
Litigation defense and settlement costs, included in General and Administrative costs	—	—	—	—	1,450	1,450
Long lived asset impairment charges	—	—	—	—	—	—
Restructuring charges and FTC legal costs	—	—	2,000	2,000	—	—
Valuation on deferred tax asset	—	—	—	—	—	—
Gain on conversion of Series B Convertible stock	(6,452)	(6,452)	—	—	—	—
Preferred stock discount and dividend accretion	2,600	2,600	3,352	3,352	3,400	3,400

Pro forma (non-GAAP) net income (loss)	$2,283	$5,457	$7,754	$8,429	$8,176	$9,892

GAAP net income (loss) per diluted share applicable to common stockholders (1)	$0.10	$0.15	$0.01	$0.02	$0.03	$0.06
GAAP weighted diluted shares outstanding	59,437	59,437	50,315	50,315	51,907	51,907

Pro forma (non-GAAP) net income (loss) per diluted share	$0.04	$0.09	$0.09	$0.10	$0.09	$0.11

Pro forma (non-GAAP) weighted diluted shares outstanding (2)	59,437	59,437	86,651	86,651	88,244	88,244

	AS REPORTED	AS RESTATED	AS REPORTED	AS RESTATED
	Q4-FY04	Q4-FY04	YTD 2004	YTD 2004

GAAP Net income (loss) applicable to common stockholders	$(41,431)	$(40,112)	$(35,048)	$(28,164)
Adjustments to net loss applicable to common stockholders:
Amortization of technology related intangible assets	1,790	1,790	7,270	7,270
Impairment of technology related intangible and computer software development assets	3,250	3,250	3,250	3,250
Litigation defense and settlement costs, included in General and Administrative costs	5,103	5,103	6,553	6,553
Long lived asset impairment charges	967	967	967	967
Restructuring charges and FTC legal costs	18,833	18,085	20,833	20,085
Valuation on deferred tax asset	14,625	14,625	14,625	14,625
Gain on conversion of Series B Convertible stock	—	—	(6,452)	(6,452)
Preferred stock discount and dividend accretion	3,458	3,458	12,810	12,810

Pro forma (non-GAAP) net income (loss)	$6,595	$7,166	$24,808	$30,944

GAAP net income (loss) per diluted share applicable to common stockholders (1)	$(1.00)	$(0.97)	$(0.86)	$(0.69)
GAAP weighted diluted shares outstanding	41,328	41,328	40,575	40,575

Pro forma (non-GAAP) net income (loss) per diluted share	$0.08	$0.08	$0.31	$0.38

Pro forma (non-GAAP) weighted diluted shares outstanding (2)	86,976	86,976	80,991	80,991

(1) Q1 - FY04 adjustment to GAAP net income (loss) applicable to common stockholders for the purposes of calculating GAAP net income (loss) per diluted share applicable to common stockholders:

	As Reported Q1-FY04	As Restated Q1-FY04
Net income (loss) applicable to common stockholders	$4,303	$7,477
Plus: impact of assumed conversion of Series D Convertible preferred stock	1,661	1,661
Net income (loss) applicable to common stockholders, including assumed conversions	$5,964	$9,138

(2) Pro forma (non-GAAP) weighted average shares outstanding assumes the conversion of the Series D convertible preferred stock to common stock.

	AS REPORTED	AS RESTATED	AS REPORTED	AS RESTATED	AS REPORTED	AS RESTATED
	Q1-FY03	Q1-FY03	Q2-FY03	Q2-FY03	Q3-FY03	Q3-FY03

GAAP Net income (loss) applicable to common stockholders	$(12,967)	$(11,318)	$(136,888)	$(130,566)	$(1,960)	$4,608
Adjustments to net loss applicable to common stockholders:
Amortization of technology related intangible assets	2,402	2,402	2,103	2,103	1,892	1,892
Impairment of technology related intangible and computer software development assets	—	—	8,208	8,208	—	—
Long lived asset impairment charges	—	—	106,093	105,543	—	—
Restructuring charges and FTC legal costs	—	—	20,943	20,943	2,100	2,100
Preferred stock discount and dividend accretion	2,234	2,234	2,287	2,287	2,291	2,291

Pro forma (non-GAAP) net income (loss)	$(8,331)	$(6,682)	$2,746	$8,518	$4,323	$10,891

GAAP net income (loss) per diluted share applicable to common stockholders (1)	$(0.34)	$(0.30)	$(3.59)	$(3.42)	$(0.05)	$0.12
GAAP weighted diluted shares outstanding	37,994	37,994	38,128	38,128	38,795	38,795

Pro forma (non-GAAP) net income (loss) per diluted share	$(0.22)	$(0.18)	$0.07	$0.22	$0.11	$0.27

Pro form (non-GAAP) weighted diluted shares outstanding (1)	37,994	37,994	39,560	39,560	40,938	40,938

	AS REPORTED	AS RESTATED	AS REPORTED	AS RESTATED
	Q4-FY03	Q4-FY03	YTD 2003	YTD 2003

GAAP Net income (loss) applicable to common stockholders	$(18,202)	$(11,122)	$(170,017)	$(148,398)
Adjustments to net loss applicable to common stockholders:
Amortization of technology related intangible assets	1,822	1,822	8,219	8,219
Impairment of technology related intangible and computer software development assets	496	496	8,704	8,704
Long lived asset impairment charges	—	—	106,093	105,543
Restructuring charges and FTC legal costs	18,037	18,037	41,080	41,080
Preferred stock discount and dividend accretion	2,372	2,372	9,184	9,184

Pro forma (non-GAAP) net income (loss)	$4,525	$11,605	$3,263	$24,332

GAAP net income (loss) per diluted share applicable to common stockholders	$(0.47)	$(0.28)	$(4.42)	$(3.86)
GAAP weighted diluted shares outstanding	39,026	39,026	38,476	38,476

Pro forma (non-GAAP) net income (loss) per diluted share	$0.11	$0.28	$0.08	$0.63

Pro forma (non-GAAP) weighted diluted shares outstanding	41,051	41,051	38,476	38,476

Item 8.01.           Other Events

            On March 23, 2005, we received a letter from the Nasdaq Stock Market notifying us that we have evidenced compliance with all criteria for the continued listing of our common stock on the Nasdaq National Market, as required by the Nasdaq Listing Qualifications Panel’s decision described in our current report on Form 8-K filed with the SEC on January 14, 2005.  As required by that decision, we filed, on March 15, 2005, (1) Amendment No. 1 on Form 10-K/A to our annual report on Form 10-K for our fiscal year ended June 30, 2004 for the purpose of restating our financial statements for our fiscal years ended June 30, 2000 through 2004 and (2) our quarterly reports on Form 10-Q for our fiscal quarters ended September 30, 2004 and December 31, 2004.  Accordingly, the Panel has determined to continue the listing of our common stock on the Nasdaq National Market.  The Panel will continue to monitor our compliance with our periodic filing requirements for all reporting periods ending on or before January 31, 2006.  Effective with the open of business on March 22, 2005, the trading symbol for our common stock was changed from “AZPNE” to “AZPN.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: March 28, 2005	By:	/s/ Charles F. Kane
Charles F. Kane Senior Vice President – Finance and Chief Financial Officer